Exhibit 77C
          Tax-Exempt New York Money Market Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-6108
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301












          Exhibit 77C
          Tax-Exempt New York Money Market Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-6108
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               16,619,051
                       WITHHELD              18,301


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR               16,636,054
                       AGAINST                    0
                       ABSTAIN                1,298




























          Exhibit 77C
          Tax-Exempt New York Money Market Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-6108
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         ----------
                    FOR          16,618,832
                    AGAINST               0
                    ABSTAIN           1,298


          Item 4:  New Rule 12B-1 Distribution Plan


                    Vote         Number
                    ----         ----------
                    FOR          16,618,832
                    AGAINST               0
                    ABSTAIN          18,519






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